UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2018

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 North Meridian Street, Suite 400
Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2018, the Board of Directors of Merchants Bancorp (the “Company”) approved forms of award agreements for use in connection with the Company’s issuance of non-qualified stock options, incentive stock options, restricted stock units, and restricted stock awards under the Company’s 2017 Equity Incentive Plan. The forms of award agreements for non-qualified stock options and incentive stock options provide that the vesting period of any option shall not be less than one year and that no option is exercisable after the earlier of ten years, the participant’s termination of service with the Company for cause, or six months after the participant’s termination of service with the Company without cause. The forms of award agreements for restricted stock units and restricted stock awards provide that the vesting period of any restricted stock unit or restricted stock shall not be less than one year, with the exception of the occurrence of certain change in control events, that no restricted stock unit or restricted stock is entitled to vote or receive dividends until vested, and any stock unit or stock that has not vested prior to a participant’s termination of service with the Company is forfeited.

The description of the forms of award agreements provided above is qualified in its entirety by reference to the full terms of award agreements which have been attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K. The Company’s 2017 Equity Incentive Plan was previously filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 dated September 25, 2017, as amended.

Item 8.01 Other Events.

On February 22, 2018, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.06 per share on the Company’s outstanding shares of common stock. The dividend is payable April 2, 2018 to shareholders of record on March 15, 2018. The press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also on February 22, 2018, the Company’s Board of Directors declared that the Company’s annual meeting of shareholders will be held on Tuesday, May 15, 2018.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Award Agreement for Non-Qualified Stock Options under the 2017 Equity Incentive Plan.
10.2	Form of Award Agreement for Incentive Stock Options under the 2017 Equity Incentive Plan.
10.3	Form of Award Agreement for Restricted Stock Unit Awards under the 2017 Equity Incentive Plan.
10.4	Form of Award Agreement for Restricted Stock Awards under the 2017 Equity Incentive Plan.
99.1	Press Release issued by Merchants Bancorp February 22, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: February 22, 2018	By:	/s/ Michael F. Petrie
Name: Michael F. Petrie
Title: Chairman and Chief Executive Officer

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